OTHER INCOME	3 Months Ended	12 Months Ended
	Jan. 31, 2025	Oct. 31, 2024
Other income (expense)
OTHER INCOME

NOTE 13 – OTHER INCOME

	Three Months Ended January 31,
	2025	2024
Other income (expense)
Resolution and settlement of long outstanding payables	-	24,000
Commissions on sales of Exotropin products	32,000	34,000
Proceeds from insurance claim	-	89,000
Other	-	2,000
Total	$32,000	$149,000

NOTE 15 – OTHER INCOME

	Year Ended October 31,
	2024	2023
Other income (expense)
Gain on write-off of advances payable to former officer and settlement on outstanding payables (see Note 8)	$221,000	$-
Gain, net of obligations in connection with termination of supply agreement (see Note 14)	168,000	-
Resolution and settlement of long outstanding payables	176,000	-
Commissions on sales of Exotropin products	87,000	-
Proceeds from insurance claim	89,000	-
Other	10,000	(10,000)
Total	$751,000	$(10,000)